UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒     Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

TEGNA INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

The following website was made available online at https://www.tegnavalue.com/ by TEGNA Inc. on March 26, 2021.

TEGNA Board of Directors Press Releases Shareholder Communications Additional Materials HOW TO VOTE

Disclaimer

Forward-Looking Statements

Certain statements in this communication may constitute "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein are subject to a number of risks, trends and uncertainties that could cause actual results or company actions to differ materially from what is expressed or implied by these statements, including risks relating to the coronavirus (COVID-19) pandemic and its effect on our revenues, particularly our nonpolitical advertising revenues. Potential regulatory actions, changes in consumer behaviors and impacts on and modifications to TEGNA's operations and business relating thereto and TEGNA's ability to execute on its standalone plan can also cause actual results to differ materially. Other economic, competitive, governmental, technological and other factors and risks that may affect TEGNA's operations or financial results are discussed in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Any forward-looking statements in this communication should be evaluated in light of these important risk factors. TEGNA is not responsible for updating the information contained in this communication beyond the published date, or for changes made to this communication by wire services, Internet service providers or other media.

Important Additional Information

TEGNA has filed a definitive proxy statement and form of GOLD proxy card with the SEC in connection with the solicitation of proxies for TEGNA's 2021 Annual Meeting of shareholders (the "Proxy Statement" and such meeting the "2021 Annual Meeting"). TEGNA, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of TEGNA's directors and executive officers and their respective interests in TEGNA by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in TEGNA's securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information can also be found in TEGNA's Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on March 1, 2021. Details concerning the nominees of TEGNA's Board of Directors for election at the 2021 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF TEGNA ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders are able to obtain a copy of the definitive Proxy Statement and other documents filed by TEGNA free of charge from the SEC's website, www.sec.gov. TEGNA's shareholders are also able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to TEGNA, 8350 Broad Street, Suite 2000, Tysons, VA 22102, or from the Company's website, https://www.tegna.com.

AGREE I have read and agree to the terms of this website.

Shareholder Letter | Investor Presentations | Proxy Statement

We are successfully executing TEGNA's value creation strategy, which has resulted in a resilient business model, an expanded portfolio of strategically located Big Four affiliate stations, and continued outperformance. TEGNA's record financial and operating performance in 2020, disciplined approach to M&A, and substantial financial flexibility strongly position the company for continued long-term growth. For the second consecutive year, Standard General is pursuing an ill-conceived and self-serving campaign to replace existing TEGNA directors, which would impede your Board and management team's ability to continue delivering value for the benefit of all shareholders.

We ask for your support of TEGNA's highly qualified, engaged, and diverse directors at our Annual Meeting of Shareholders on May 7, 2021. Please use the GOLD proxy card to vote online or by phone today.

Superior 2- and 3-Year TSR Since Becoming a Pure-Play Broadcasting Company


2-Year TSR[1]
34.5%
1.1%[2]
3-Year TSR[1]
53.4%
42.8%[2]
0
5
10
15
20
25
30
35
TEGNA
Peer Median

[1] As of 3/5/21; assumes regular dividends are re-invested at ex-dividend date
[2] Median of broadcast peers incl. Nexstar, Sinclair, Gray, Scripps, Meredith

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Media Contacts

TEGNA
Anne Bentley
(703) 873-6366
abentley@tegna.com

SARD VERBINNEN & CO
George Sard
Andy Duberstein
Tegna-SVC@sardverb.com

© 2021 TEGNA Inc. All rights reserved.

Disclaimer

TEGNA Board of Directors Press Releases Shareholder Communications Additional Materials
HOW TO VOTE Trusted Voices Delivering Results
Vote the GOLD proxy card today to ensure your Board of Directors and Management Team can continue their outstanding track record of value creation.
Shareholder Letter Investor Presentations Proxy Statement
We are successfully executing TEGNA’s value creation strategy, which has resulted in a resilient business model, an expanded portfolio of strategically located Big Four affiliate stations, and continued outperformance. TEGNA’s record financial and operating performance in 2020, disciplined approach to M&A, and substantial financial flexibility strongly position the company for continued long-term growth. For the second consecutive year, Standard General is pursuing an ill-conceived and self-serving campaign to replace existing TEGNA directors, which would impede your Board and management team’s ability to continue delivering value for the benefit of all shareholders. We ask for your support of TEGNA’s highly qualified, engaged, and diverse directors at our Annual Meeting of Shareholders on May 7, 2021. Please use the GOLD proxy card to vote online or by phone today.
Superior 2- and 3-Year TSR Since Becoming a Pure-Play Broadcasting Company
2-Year TSR1 34.5% 1.1%2 3-Year TSR 1 53.4% 42.8%2 0 5 10 15 20 25 30 35 TEGNA Peer Median
1As of 3/5/21; assumes regular dividends are re-invested at ex dividend date 2Median of broadcast peers incl. Nexstar, Sinclair, Gray, Scripps, Meredith
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INNISFREE M&A INCORPORATED
(877) 687-1865 (toll-free from the U.S. and Canada)
+1 (412) 232-3651 (from other countries)
Media Contacts
TEGNA SARD VERBINNEN & CO
Anne Bentley George Sard
(703) 873-6366 Andy Duberstein
abentley@tegna.com Tegna-SVC@sardverb.com
2021 TEGNA Inc. All rights reserved.
Disclaimer
SARD VERBINNEN & CO

TEGNA Board of Directors Press Releases Shareholder Communications Additional Materials HOW TO VOTE

Board of Directors

TEGNA is guided by a highly qualified, independent, diverse and engaged Board of Directors. The Board is comprised of 12 industry leaders with a depth of expertise that aligns with our long-term business strategy. Our Board has been actively involved in overseeing TEGNA's response to the COVID-19 pandemic, in addition to overseeing the development and execution of our long-term strategic plan and addressing shareholder feedback. This level of engagement, combined with the Board's diversity of thought, experience and skills, positions TEGNA to objectively evaluate all opportunities that serve the interests of TEGNA shareholders and drive the most value.

Gender Diversity
42%
of directors are female

Racial/Ethnic Diversity
17%
of directors are racial/ethnically diverse

Independence
11
of 12 directors are independent

Refreshment
4
independent directors added since 2017

Tenure
6.7
years average tenure

Board Experience

Financial	5	Leadership	12
ESG	7	Marketing	6
Media	10	M&A	6
Public Co. Board	5	Public Co. C-Suite	6
Digital/Technology	6	Operational	10

Gina L. Bianchini Howard D. Elias Stuart J. Epstein Lidia Fonseca
Karen H. Grimes David T. Lougee Scott K. McCune Henry W. McGee
Susan Ness Bruce P. Nolop Neal Shapiro Melinda C. Witmer



Gina L. Bianchini (Age 48)
Founder and CEO, Mighty Networks

- Director since 2018
- Qualifications and Strategy-Related Experience:
  - Expertise, vision and creativity in the rapidly evolving world of digital media
  - Deep knowledge of social media and community building technology platforms
  - Experience with oversight of acquisitions, equity investments, and investor relations
  - Significant digital and start-up experience

Bianchini is Founder and Chief Executive Officer of Mighty Networks, a position she has held since September 2010. She served as Chief Executive Officer of Ning, Inc. from 2004 to March 2010 and Co-founder and President of Harmonic Networks from March 2000 to July 2003.

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Howard D. Elias (Age 63)
Chairman of TEGNA Inc.; Chief Customer Officer and

Howard D. Elias (Age 63)
Chairman of TEGNA Inc Chief customer officer and
President, Services and Digital, Dell Technologies

•	Director since 2008
•	Qualifications and Strategy-Related Experience:

o Extensive operational, managerial, and leadership experience in cloud computing, supply chain management, marketing, corporate development and global customer support o Experience overseeing M&A, new business development and incubation, and integration of acquisitions o Comprehensive global business and management experience in Information technology
Elias was named Chairman of TEGNA in April 2018 and is
President, Services and Digital, of Dell Technologies, a position he has held since September 2016. Prior to that, he served as President and Chief Operating Officer, EMC Global Enterprise
Services from January 2013 to September 2016 and was President and Chief Operating Officer, EMC Information Infrastructure and
Cloud Services from September 2009 to January 2013. From October 2015 through September 2016, Mr. Elias was also responsible for leading the development of EMC Corporation’s integration plans in connection with its transaction with Dell Inc.
Previously, Mr. Elias served as President, EMC Global Services and Resource Management Software Group; Executive Vice President,
EMC Corporation from September 2007 to September 2009; and
Executive Vice President, Global Marketing and Corporate
Development, at EMC Corporation from October 2003 to September 2007.

Stuart J. Epstein (Age 58)
Chief Financial Officer, DAZN Group

•	Director since 2018
•	Qualifications and Strategy-Related Experience: o Extensive knowledge of media, technology and capital markets

o Deep transactional experience with complex deals involving a range of constituencies o Experience in overseeing local broadcast television stations o Significant expertise in overseeing strategic business initiatives
Epstein is Chief Financial Officer of DAZN Group, a position he has held since September 2018. Previously, he was Senior Advisor, Evolution Media, from October 2017 to January 2018. He served as Co-Managing Partner of Evolution Media from September 2015 to September 2017 and Executive Vice President and Chief
Financial Officer of NBC Universal from September 2011 to April
2014. Prior to that, Mr. Epstein held various senior investment banking positions during his 23 years at Morgan Stanley, including Managing Director and Global Head of the Media &
Communications Group.

Lidia Fonseca (Age 52)
EVP and Chief Digital and Technology Officer, Pfizer Inc.

•	Director since 2014
•	Qualifications and Strategy-Related Experience: o Significant expertise in overseeing strategic transformations o Experience leading information technology operations

o Deep knowledge of data analytics, automation, supply chain management and information technology
o Experience developing and implementing digital strategies
across organizations
Fonseca is Executive Vice President and Chief Digital and
Technology Officer of Pfizer Inc., a position she has held since January 2019. Prior to that she served as Chief Information Officer and Senior Vice President of Ouest Diagnostics from April 2014 to
December 2018. Previously, Ms. Fonseca served as Chief
Information Officer and Senior Vice President of Laboratory Corporation of America (labCorp) from 2008 to 2013. She was named a Healthcare Transformer by Medical, Marketing & Media in 2019 and in 2017 she received the Forbes CIO Innovation
Award recognizing CIOs who lead revenue enhancing innovation efforts.

Karen H. Grimes (Age 64)
Retired Partner, Senior Managing Director and Equity Portfolio Manager, Wellington Management Company

•	Director since 2020
•

Qualifications and Strategy-Related Experience: o Financial acumen, investment expertise and a returns-focused mindset, including in media and advertising o Extensive executive-level experience and leadership abilities o Deep understanding of financial accounting and internal financial controls o Significant risk management experience
o Provides a valuable investor-oriented perspective
Grimes held the position of Senior Managing Director, Partner, and Equity Portfolio Manager at Wellington Management Company
LLP, an investment management firm, from January 2008 through her retirement in December 2018. Prior to joining Wellington

Management Company in 1995, she held the position of Director of Research and Equity Analyst at Wilmington Trust Company, a financial investment and banking services firm, from 1988 to 1995. Before that, Ms. Grimes was a Portfolio Manager and Equity Analyst at First Atlanta Corporation from 1983 to 1986 and at Butcher and Singer from 1986 to 1988. Ms. Grimes is a member of the Financial Analysts Society of Philadelphia and holds the Chartered Financial Analyst designation.

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David T. Lougee (Age 62)
President and CEO, TEGNA Inc.

- Director since 2017
- Qualifications and Strategy-Related Experience:
  - Extensive expertise in management and operations
  - Experience in oversight of strategic acquisitions
  - Deep knowledge of the media industry
  - 25 years of experience in senior leadership roles in broadcasting

Lougee became President and Chief Executive Officer and a director of TEGNA in June 2017. He previously served as the President of TEGNA Media from July 2007 to May 2017. Prior to joining TEGNA, he served as Executive Vice President, Media Operations for Belo Corp. from 2005 to 2007. Mr. Lougee serves as chairman of the NBC Affiliates Board. He also is the former joint board chairman of the National Association of Broadcasters (NAB) and past chair of the Television Bureau of Advertising (TVB) Board of Directors.

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Scott K. McCune (Age 64)
Founder, MS&E Ventures; Former VP, Global Media and Integrated Marketing, The Coca Cola Company

- Director since 2008
- Qualifications and Strategy-Related Experience:
  - Significant experience as a marketing executive, with an outstanding record of creating value, developing people and building organizational capabilities
  - Deep knowledge of multiple aspects of marketing, including integrated marketing media, advertising, digital, licensing, sports & entertainment and experiential
  - Experience building global brands, leading diverse organizations, planning and executing complex operations innovating new approaches to business, driving productivity and managing P&L

McCune is the Founder of MS&E Ventures, a firm focused on creating new business value for brands through media, sports and entertainment. Prior to his retirement in March 2014, Mr. McCune spent 20 years at The Coca-Cola Company serving in a variety of roles, including Vice President, Global Partnerships & Experiential Marketing from 2011-2014, Vice President Global Media and Integrated Marketing from 2005-2011, and Vice President, Global Media, Sports & Entertainment Marketing and Licensing from 1994-2004. He previously spent 10 years at Anheuser-Busch Inc. where he held a variety of positions in marketing and media.

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Henry W. McGee (Age 68)
Senior Lecturer, Harvard Business School

- Director since 2015
- Qualifications and Strategy-Related Experience:
  - Significant business, leadership and management experience in media industry
  - Expertise in new business planning, operations, marketing and wholesale distribution
  - Deep understanding of the use of technology and all aspects of wholesale distribution and international marketing
  - Extensive knowledge of leadership, corporate governance and corporate accountability

McGee has been a Senior Lecturer at Harvard Business School since July 2013. Previously, he served as a consultant to HBO Home Entertainment from April 2013 to August 2013 after serving as President of HBO Home Entertainment from 1995 until his retirement in March 2013. Mr. McGee held the position of Senior Vice President, Programming, HBO Video, from 1988 to 1995 and prior to that, he served in leadership positions in various divisions of HBO. Mr. McGee is also a former President of the Alvin Ailey Dance Theater Foundation and the Film Society of Lincoln Center. He was recognized by Savoy Magazine in 2016 and 2017 as one of the Most Influential Black Corporate Directors and in 2018 the National Association of Corporate Directors named Mr. McGee to the Directorship 100 as one of the country's most influential boardroom members.

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susan Ness (Age 72)
Principal, Susan Ness Strategies: Former FCC Commissioner
Director since 2011
Qualifications and Strategy-Related Experience: o Deep knowledge of industry-specific matters including broadcast and spectrum management o Extensive experience and expertise in global and domestic communications and media policy o Deep regulatory expertise, particularly in the communications secto r o Experience facilitating t he deploy ment of new communications technologies and advising communications companies
o Senior lender to broadcast companies
Ness is a principal of Susan Ness Strategies, a communications policy consulting firm, which she founded in 200 2. She is also a Distinguished Fellow at The German Marshall Fund of the United
States and at the Annenberg Public Policy Center of the University of Pennsylvania, positions she has held since 2018. She served as a commissioner o f the Federal Communications Commission from 1994 to 2001. From 2005 to 2007, she w as the founding president and CEO of GreenStone Media, LLC, w hich produced talk programming targeting female audiences. Previously, Ms. Ness held positions of increasing responsibility at American Security
Bank, which she left in 1992 as a Corporate Vice President &
Group Head w ith a broadcast and media portfolio. She has served on the Board of Vital Voices Global Partnership since 2011 (Audit Committee Chair from 2017 - present), and from 2011 to 2014 she served on the J. William Fulbright Foreign Scholarship Board
(elected Vice Chair in 2012 and 20 13). Ms. Ness previously served on the board of LCC International, Inc. from 2001 to 2008, and on the board of Adelphia Communications Corp. from 2003 to 2007, post-bankruptcy filing.
Bruce P. Nolop (Age 70)
Retired CFO, E’Trade Financial Corporation
Director since 2015
Qualifications and Strategy-Related Experience: o Experience in financial, marketing and shared services operations, expense management, and recapitalizations
o Deep understanding of financial accounting, corporate finance, and internal financial controls o Experience in strategic transactions and restructurings
Nolop ret ired in 2011 fro m E”Trade Financial Corporat io n, w here he served as Executive Vice President and Chief Financial Officer from September 2 00 8 thro ugh 2010. Mr. Nolop was Executive
Vice President and Chief Financial Officer of Pitney Bow es Inc.
from 2000 to 2008 and Managing Directo r of Wasserstein Perella
& Co. from 1993 to 2000. Previously, he held positions w ith Gold man, Sachs & Co., Kimberly-Clark Corporation and Morgan
Stanley & Co.
Neal Shapiro (Age 63)
President and CEO, Public Television Company WNET
Director since 2007
Qualifications and Strategy-Related Experience: o Strong broadcast industry experience
o Expertise in overseeing operations and strategy of news networks o Expertise in ne-ws production and reporting, journalism and
First Amendment issues o Deep experience in programming and content sharing
Shapiro is Preside nt and CEO of the public television company
WNET w hich operates t hree public television statio ns in the largest market in the country: Thirteen/WNET, WUW and NJTV. He is an award-winning producer and media executive w ith a 35-year career spanning print, broadcast, cable and online media. Before joining WNET in February 2007, Mr. Shapiro served in various executive capacities w ith the National Broadcasting Company beginning in 1993 and w as president of NBC News f rom May 200 1 to September 2005. During his career, Mr. Shapiro has won
numerous journalism aw ards, including 32 Emmys, 31 Edward R. Murrow Awards a nd 3 Columbia DuPont awards. He also serves on the Board of Tr ustees at Tufts University.
Melinda C. Witmer (Age 59)
Foun der, l ookl eft Media; Former Executive Vice President , Chief Video & Content Officer, Time Warner Cable
Director since 2017
Qualifications and Strategy-Related Experience: o Sig nificant experience in the industry including media operations, telecommunications programming and content o Expert in the nQgotiation of content distribution agreements, including retran smission consent agreements w ith local broadcaster gr oups
o Deep understanding of the changing media landscape o Experience in capitalizing on market opportunities, new technologies and emerging platforms in the media space, including innovative consumer experiences

Witmer is the Founder of LookLeft Media, a startup company focused on the development of new real estate technology and media products, a position she has held since March 2018. Prior to starting LookLeft Media, Ms. Witmer was Executive Vice President, Chief Video & Content Officer of Time Warner Cable, a position she held from January 2012 until May 2016 when Time Warner Cable was acquired by Charter Communications. Prior to that, she served as Time Warner Cable's Executive Vice President and Chief Programming Officer from January 2007, after holding multiple senior roles with Time Warner Cable beginning in 2001. Prior to joining Time Warner Cable, Ms. Witmer was Vice President and Senior Counsel at Home Box Office, Inc.

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Investor Contact

INNISFREE M&A INCORPORATED
(877) 687-1865 (toll-free from the U.S. and Canada)
+1 (412) 232-3651 (from other countries)

Media Contacts

TEGNA
Anne Bentley
(703) 873-6366
abentley@tegna.com

SARD VERBINNEN & CO
George Sard
Andy Duberstein
Tegna-SVC@sardverb.com

© 2021 TEGNA Inc. All rights reserved.

Disclaimer

HOW TO VOTE
TEGNA Board of Directors Press Releases Shareholder Communications Additional Materials
Press Releases
March 01, 2021
TEGNA Inc. Reports Record 2020 Fourth Quarter and Full-Year Results, Provides First
Quarter and Full-Year 2021 Outlook
January 21, 20 21
TEGNA Responds to Standard General Director Nominations
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INNISFREE M&A INCORPORATED
(877) 687-1865 (toll-free from the U.S. and Canada)
+1 (412) 232-3651 (from other countries)
Media Contacts
TEGNA SARD VERBINNEN & CO
Anne Bentley George Sard
(703) 873-6366 Andy Duberstein
abentley@tegna.com Tegna-SVC@sardverb.com
2021 TEGNA Inc. All rights reserved.
Disclaimer

HOW TO VOTE
TEGNA Board of Directors Press Releases Shareholder Communications Additional Materials
shareholder Communications
Shareholder Letter
March 26, 2021
Letter to TEGNA Shareholders
Proxy Statement
March 26, 2021
TEGNA 2021 Proxy Statement
Investor Presentations
March 01, 2021
Investor ESG Presentation March 2021
March 01, 2021
Investor Presentation March 2021
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Investor Contact
INNISFREE M&A INCORPORATED
(877) 687-1865 (toll-free from the U.S. and Canada)
+1 (412) 232-3651 (from other countries)
Media Contacts
TEGNA SARD VERBINNEN & CO
Anne Bentley George Sard
(703) 873-6366 Andy Duberstein
abentley@tegna.com Tegna-SVC@sardverb.com
2021 TEGNA Inc. All rights reserved.
Disclaimer

TEGNA Board of Directors Press Releases Shareholder Communications Additional Materials HOW TO VOTE
Additional Materials
2020 Annual Report
TEGNA 2020 Annual Report
2020 Social Responsibility
TEGNA 2020 Social Responsibility Highlights
Letters to Stakeholders
March 08, 2021
Letter to TEGNA Stakeholders
SEC Filings
March 26, 2021
DEFA14A
March 26, 2021
DEFC14A
March 12, 20 21
8K/A
March 10, 2021
PREC14A
March 09, 2021
8K
March 01, 2021
8K
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Investor Contact
INNISFREE M&A INCORPORATED
(877) 687-1865 (toll-free from the U.S. and Canada)
+1 (412) 232-3651 (from other countries)
Media Contacts
TEGNA SARD VERBINNEN & CO
Anne Bentley George Sard
(703) 873-6366 Andy Duberstein
abentley@tegna.com Tegna-SVC@sardverb.com
2021 TEGNA Inc. All rights reserved.
Disclaimer
SARD VERBINNEN & CO

TEGNA Board of Directors Press Releases Shareholder Communications Additional Materials HOW TO VOTE

How to Vote

We ask for your support in this important director election by voting **FOR** election of **ALL** the **TEGNA** nominees using the GOLD proxy card. Due to continuing delays in the postal system, we encourage all shareholders to vote electronically whenever possible. Please do not vote using any white card you may receive from Standard General. Use only the GOLD proxy card.

Online

Access the website indicated on the GOLD proxy card or voting instructions form and follow the easy prompts provided.

Phone

Call the number indicated on the GOLD proxy card or voting instructions form and follow the easy prompts provided.

2021 Annual Meeting Information:

Time and Date: 8:00 a.m. ET on May 7, 2021

Place: The meeting will be held virtually via live webcast. Please visit 2021 Annual Meeting of Shareholders site for important information as to how to register to attend.

If you have questions about how to vote your shares, please call the firm assisting us with the solicitation of proxies:

INNISFREE M&A INCORPORATED

(877) 687-1865 (toll-free from the U.S. and Canada), or
+1 (412) 232-3651 (from other countries)

Stay Informed

Email address SIGN UP

Investor Contact

INNISFREE M&A INCORPORATED
(877) 687-1865 (toll-free from the U.S. and Canada)
+1 (412) 232-3651 (from other countries)

Media Contacts

TEGNA
Anne Bentley
(703) 873-6366
abentley@tegna.com

SARD VERBINNEN & CO
George Sard
Andy Duberstein
Tegna-SVC@sardverb.com

© 2021 TEGNA Inc. All rights reserved.

Disclaimer

Disclaimer
Forward-Looking Statements
Certain statements in this communication may constitute “ forward-looking statements”
as defined in the Privat e Securities Litigatio n Reform Act o f 1995. Any forward-looking statements contained herein are subject to a number of risks, t rends and uncertaint ies that could cause actual results or company actions to differ materially from what is expressed or implied by these statements, including risks relating to the coronavirus (COVID-19) pandemic and its effect on our revenues, particularly our no npolitical advertising revenues. Potential regulat ory actions, chan ges in consumer b ehaviors and impacts on and mod ifications to TEGNA’s operat ions and business relat ing thereto and TEGNA’s ability to execute o n its stan dalone p lan can also cause actual results to differ materially. Other economic, competitive, governme ntal, technological and other factors and risks that may affect TEGNA’s operatio ns or financial results are discussed in our Annual Report o n Form 10 -K and Quarterly Reports on Form 10-Q. Any forward-looking statements in this communication sh ould b e evaluated in light of these important risk factors. TEGNA is not responsible for updating the informat ion contained in t his communication b eyo nd the published date, or for changes made to this communicat ion by w ire services, Int ernet service providers or ot her media.
Important Additional Inform at ion
TEGNA has filed a definitive proxy statement and form of GOLD proxy card w ith the SEC in connect ion with t he solicit atio n o f p roxies for TEGNA’s 20 21 Annual Meeting of sharehold ers (the “ Proxy Statement” and su ch meeting the “ 2021 Annual Meeting “).
TEGNA, its directors and certain o f it s execut ive o fficers w ill be p articipants in the solicitat ion of proxies fro m shareholders in respect of the 2021 Annual Meeting.
Informat ion regard ing t he names of TEGNA’s directors and executive officers and t heir respective int erests in TEGNA by security holdings or otherwise is set forth in the Proxy Statement. To the exte nt ho ldings of such participants in TEGNA’s securities have changed since th e amounts described in the Proxy Stat ement , such changes have been ref lected on Init ial Stat em ents of Beneficial Ownership on Form 3 or Stat ement s of Change in Ownership on Form 4 filed w ith the SEC. Additional informatio n can also be found in TEGNA’s Annual Report on Form 10-K for t he fiscal year ended December 31, 20 20, f iled wit h th e SEC on March 1, 2021. Details concerning the nominees of TEGNA’s Board of Directors for election a t t he 20 21 Annual Meet ing are included in the Proxy Statement. BEFO RE MAKING ANY VOTING DECISION, INVESTORS AND
SHAREHOLDERS OF TEGNA ARE URGED TO READ ALL RELEVANT DOCUM ENTS FILED WITH OR FURNISHED TO THE SEC, IN CLUDING THE PROXY STATEMENT AND
ANY SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT
INFORMATION. Investors and shareh olders are able to obtain a copy of the def initive Proxy Statement and other documents filed by TEGNA f ree of charge from the SEC’s w eb site, ~gQY. TEGNA’s shareholders are also able to obtain, w ithout charge, a copy o f the definit ive Proxy Statement and o ther relevant filed documents by d irecting a request by mail to TEGNA, 8350 Broad Street , Suite 2000, Tyson s, VA 22102, or from the Company’s web site, ..bn~gn.a..&Q.Dl.